Related Party Transactions	12 Months Ended
Dec. 31, 2015
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions

Certain directors, executive officers and companies with which they are affiliated are customers of, and have banking transactions with, the Bank in the ordinary course of business. These loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable arms-length transactions. A summary of loan transactions with directors, including their affiliates, and executive officers follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance, Beginning of Period	$202,197	$230,722	$273,330
New Loans	692	1,116	10,956
Less Loan Payments	21,151	29,641	53,564
Balance, End of Period	$181,738	$202,197	$230,722

Loans to all employees, officers, and directors of the Company, in the aggregate constituted approximately 3.3% and 3.4% of the Company’s total shareholders' equity at December 31, 2015 and 2014, respectively.  Deposits from executive officers and directors of the Company and the Bank and their related interests in the aggregate approximated $15.1 million at both December 31, 2015 and 2014.

The Company leased office space from a related party during the year ended December 31, 2015. The lease is with a company in which the related party, who is both a director and an officer of the Company, has an ownership interest.  The Company incurred rent expenses of $81,000, $81,000, and $79,000 for the years ended December 31, 2015, 2014 and 2013, respectively, related to this lease.  Management is of the opinion that the transactions with respect to office rent were made on terms that are comparable to those which would be made with unaffiliated persons.